EXHIBIT 10.8
SECOND AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
          THIS SECOND AMENDMENT TO PHARMACY PURCHASE AGREEMENT is entered into effective the 3rd day of June, 2008, among APOTHECARYRX, LLC, an Oklahoma limited liability company (the “Buyer”), PARKWAY DRUGS, INC., an Illinois corporation (“Parkway”), REHN-HUERBINGER DRUG CO., an Illinois corporation (“RHD Co.”), 666 DRUG COMPANY, an Illinois corporation (“Drug Co.”), WILMETTE-HUERBINGER DRUG CO., an Illinois corporation (“WHD Co.” and collectively with Parkway, RHD Co. and Drug Co., the “Sellers”), EDWARD FOX, an individual (“Fox”), SIMPSON GOLD, an individual (“Gold”), LAWRENCE HORWITZ, an individual (“Horwitz”), and STEVEN FEINERMAN, an individual (“Feinerman” and together with Fox, Gold and Horwitz, collectively, the “Shareholders”).
W I T N E S S E T H :
          WHEREAS, the Buyer, the Sellers and the Shareholders entered into that certain Pharmacy Purchase Agreement dated effective May 2, 2008, as amended by the First Amendment to Pharmacy Purchase Agreement dated effective May 23, 2008 (together, the “Agreement”), for the sale and purchase of the Sellers’ pharmacies in and around Chicago, Illinois; and
          WHEREAS, the parties desire to amend the Agreement to address certain closing procedures.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Definition of Terms. Except as otherwise defined herein, all capitalized terms will have the same meaning herein as the terms are defined in the Agreement.
2. The Closing. Paragraph 10 of the Agreement is hereby amended to provide that the Closing Date will be June 3, 2008.
3. Cash at Closing. Paragraph 4 of the Agreement is hereby amended to provide as follows. On the Closing Date, the Buyer will pay to RHD Co., as disbursement agent for the Sellers in immediately available funds: the cash portion of the Base Price in the amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00); all of the Merchandise Inventory Price for the RHD Co. Business and the Drug Co. Business; and all of the amount of the Will Call Receivables for the RHD Co Business and the Drug Co. Business. The parties will execute and deliver a settlement statement setting forth the foregoing amounts at closing.
4. Bills of Sale; Additional Funding. The Buyer will pay to RHD Co., as disbursement agent for the Sellers, the Merchandise Inventory Price and the amount of the Will Call Receivables for the WHD Co. Business and the Parkway Business as soon as the parties have agreed to the results of the Physical Inventory for each such Business location. The parties
Second Amendment to
Pharmacy Purchase Agreement

intend for the payment to occur on the day of the Time of Transfer for each such Business location, but recognize the possibility that the Physical Inventory could extend beyond the wire deadline on such day whereupon payment will be made the following morning. At the same time that the payments for the Merchandise Inventory and the Will Call Receivables for the WHD Co. Business and the Parkway Business are made by the Buyer, WHD Co. and Parkway will execute and deliver separate bills of sale for such property to be deemed effective at the Time of Transfer for each Business location. The parties will execute a supplemental settlement statement or other document setting forth the amounts described in this paragraph.
5. Amendment to Paragraph 11.2. The last occurrence of the word “to” in part (b) of paragraph 11.2 of the Agreement is hereby deleted.
6. Supersession. In all respects, except as specifically amended hereby, the Agreement remains in full force and effect and unabated.
7. Multiple Counterparts. This Second Amendment may be executed in counterparts, or facsimiles thereof, each of which will be deemed an original document but all of which will constitute a single document.
[Signature Pages Follow]
Second Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO SECOND AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, this Second Amendment has been executed by the parties effective the date first above written.

Seller:

REHN-HUERBINGER DRUG CO., an Illinois corporation

By: /S/ STEVEN FEINERMAN
Steve Feinerman, President

Seller:

PARKWAY DRUGS, INC, an Illinois corporation

By: /S/ STEVEN FEINERMAN
Steve Feinerman, President

Shareholder:

/S/ STEVEN FEINERMAN STEVEN FEINERMAN, individually
Second Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO SECOND AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, this Second Amendment has been executed by the parties effective the date first above written.

Seller:

666 DRUG CO., an Illinois corporation

By: /S/ EDWARD FOX
Edward Fox, President

Shareholder:

/S/ EDWARD FOX

EDWARD FOX, individually
Second Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO SECOND AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, this Second Amendment has been executed by the parties effective the date first above written.

Seller:

WILMETTE-HUERBINGER DRUG CO., an Illinois corporation

By: /S/ LAWRENCE HORWITZ
Lawrence Horwitz, President

Shareholder:

/S/ LAWRENCE HORWITZ LAWRENCE HORWITZ, individually
Second Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO SECOND AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, this Second Amendment has been executed by the parties effective the date first above written.

Shareholder:

/S/ SIMPSON GOLD SIMPSON GOLD, individually
Second Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO SECOND AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, this Second Amendment has been executed by the parties effective the date first above written.

APOTHECARYRX, LLC, an Oklahoma limited liability company

By /S/ LEWIS P. ZEIDNER
Lewis P. Zeidner, President

(the “Buyer”)
Second Amendment to
Pharmacy Purchase Agreement